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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 20, 2002

                          Allied Waste Industries, Inc.

               (Exact name of registrant as specified in charter)

                                    Delaware

                 (State or other jurisdiction of incorporation)


         0-19285                                88-0228636
   (Commission File Number)            (IRS Employer Identification No.)


 15880 N. Greenway-Hayden Loop, Suite 100
            Scottsdale, Arizona                               85260
 (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 4.       Change in Registrant's Certifying Accountant


On June 20, 2002 , Allied Waste Industries, Inc. (Allied or the Company) dismissed its independent accountant, Arthur Andersen LLP (Andersen) and appointed PricewaterhouseCoopers LLP as its new independent auditors. These actions were approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. Also, during those time periods, and there were no reportable events as described under Item 304 (a) (1) (v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter dated June 20, 2002, stating it has found no basis for disagreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

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Item 7.       Financial Statements and Exhibits


(c) Exhibits

  16.1  Letter of Arthur Andersen LLP regarding change in certifying accountant.

  99.1  Press release of Allied Waste Industries, Inc. dated June 20, 2002.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                     ALLIED WASTE INDUSTRIES, INC.


  By:                     /s/ THOMAS W. RYAN
         ------------------------------------------------------
                            Thomas W. Ryan
          Executive Vice President & Chief Financial Officer


Date:  June 20, 2002


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Exhibit 16.1

Office of Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

June 20, 2002

Dear Sir / Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. The partner is no longer with Arthur Andersen LLP. We have read the first four paragraphs of Item 4 included in the Form 8-K dated June 20, 2002, of Allied Waste Industries, Inc. (Commission File Number 0-19285) filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP
-----------------------
Arthur Andersen LLP

Copy to:
Mr. James E. Gray, Vice President, Controller and Chief Accounting
Officer
Allied Waste Industries, Inc.



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Exhibit 99.1

Contact:  Michael Burnett
           480-627-2785
                                                        FOR IMMEDIATE RELEASE


         ALLIED WASTE BOARD OF DIRECTORS APPOINTS PRICEWATERHOUSECOOPERS
                        AS INDEPENDENT PUBLIC ACCOUNTANT

SCOTTSDALE, ARIZONA, JUNE 20, 2002 -- Allied Waste Industries, Inc. (NYSE: AW) today announced that its Board of Directors, acting upon a recommendation of the Audit Committee, has named PricewaterhouseCoopers LLP ("PWC") as its independent public accountant, effective immediately.

"We fully expect that with PWC's support, the company's financial statements will continue to meet the highest standards with respect to integrity, objectivity and clarity of presentation -- one of our fundamental commitments to the owners of our company and others that depend on our financial statements," said Tom Van Weelden, Chairman and Chief Executive Officer of Allied Waste.

Previously,  Allied  Waste's  independent  auditor was Arthur  Andersen LLP. "As
Allied Waste's independent auditor since 1988, Andersen's Phoenix, Arizona office has consistently provided the highest quality of service and we thank them for their efforts," concluded Mr. Van Weelden.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of March 31, 2002, the Company operated 341 collection companies, 169 transfer stations, 167 active landfills and 65 recycling facilities in 39 states.


Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, (1) continuing weakness in the U.S. economy in 2002 may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by the Company, increased competitive pressure on pricing and generally make it more difficult for the Company to predict economic trends; (2) the Company may be impeded in the successful integration of acquired businesses and its market development efforts; (3) a change in interest rates or a reduction in the Company's cash flow could impair the Company's ability to service and reduce its debt obligations; (4) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges; (5) divestitures by the Company may not raise funds exceeding financing needed for acquisitions in 2002; and (6) severe weather conditions could impair the Company's operating results.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2001. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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